SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHNAGE ACT OF 1934

[ ]  FILED BY REGISTRANT
[ ]  FILED BY A PARTY OTHER THAN THE REGISTRANT

CHECK THE APPROPRIATE BOX:

[X]  PRELIMINARY PROXY STATEMENT
[ ]  CONFIDENTIAL FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)
     (2))
[ ]  DEFINITIVE PROXY STATEMENT
[ ]  DEFINITIVE ADDITIONAL MATERIALS
[ ]  SOLICITING MATERIAL UNDER RULE 14A-12


PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  NO FEE REQUIRED
[ ]  FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULE 14C-5(G) AND 0-11
     (i)    TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
            ________
     (ii)   AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES: _______
     (iii) PER UNIT PRICE OF OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11. (SEC FORTH THE AMOUNT ON WHICH THE FILING IS CALCULATED AND STATE HOW IT WAS DETERMINED):__________
     (iv) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:_______ (V) TOTAL FEE PAID: _____ [ ] FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS
[ ]  CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE
     ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING
     FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER OF THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.
     (i)    AMOUNT PREVIOUSLY PAID:______
     (ii)   FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:_______
     (iii)  FILING PARTY:__________ (IV) DATE FILED:____________


                               XINHUA CHINA LTD.
                               _________________
                (Name of registrant as specified in its charter)


             NEVADA                      000-33195               88-0437644
             ______                      _________               __________
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)


              B-26F, ORIENTAL KENZO DONGCHENG DISTRICT
                           BEIJING 100027
                     PEOPLE'S REPUBLIC OF CHINA                    100027
              ________________________________________             ______
              (Address of principal executive offices)           (Zip Code)

                                 (86-10-64168816
                                 _______________
                      Telephone number, including area code

                                XINHUA CHINA LTD.
                                 PROXY STATEMENT
                             DATED DECEMBER 29, 2009

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 3, 2010

 Notice is hereby given that a Special Meeting of the Shareholders (the "Meeting") of Xinhua China Ltd., a Nevada corporation, will be held at 2:00 p.m. on Wednesday, February 3, 2010 at B-26F, Oriental Kenzo Dongcheng District, Beijing 10027, People's Republic of China, and any adjournments or postponements thereof (the "Special Meeting") for the following purposes:

     1. To elect the following pne (1) person to serve as directors of the Board of Directors of the Company until his successor shall have been elected and qualiied: Xianping Wang.

     2. To approve an amendment to the Articles of Incorporation, as amended, to increase the authorized shares of common stock from 500,000,000 shares to 2,000,000,000 shares, par value $0.00001; and

     3. To consider and act upon such other business as may properly come before the Special Meeting or any adjournment thereof.

Our voting securities consist of shares of common stock, with a par value of $0.00001 (the "Common Stock"). Shareholders of record at the close of business on December 28, 2009 are entitled to vote at the meeting. There were 499,911,400 shares of common stock issued and outstanding on the record date. Each share has one vote on any matter to be acted upon at the meeting. A quorum for the transaction of business is a majority of the shares entitled to vote. Each matter to be acted upon at the meeting will be approved if the votes "for" are greater than the votes "against." Abstentions and "broker non-votes" are counted in determining a quorum. They are not counted "for" or "against" any matter. There are no dissenters' rights of appraisal with respect to the matters to be acted upon at the meeting.

We will conduct this proxy solicitation initially by mailing notice and then by making materials available at our designated website unless you request a paper or e-mail copy. This proxy statement and form of proxy will be first sent or given to shareholders on or about January 14, 2010. Proxies may also be solicited personally, by mail, e-mail or telephone. We will pay the expenses of the proxy solicitation, including the cost of preparing, assembling and mailing the material and making them electronically available. Directors, officers and regular employees may solicit proxies and will not receive additional compensation for soliciting. No specially engaged employees, representatives or other persons have been or are to be employed to solicit proxies. We will request banks and brokers to forward material to their customers who beneficially own shares held of record in nominee name and will reimburse the banks and brokers for reasonable out-of-pocket expenses.

The matters to be acted upon at the meeting are listed in the preceding notice and more fully discussed below under the caption "Matters to be Acted Upon."

Please note that throughout this Proxy Statement, and unless otherwise noted, the words "we," "our," "us," the "Company," or "Xinhua China," refers to Xinhua China Ltd.

                                        By Order of the Board of Directors

                                        /s/ XIANPING WANG
                                        _______________________________
                                        Xianping Wang, President

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH
SECTION 16(A) OF THE EXCHANGE ACT. All of our directors hold office until the next annual general meeting of the shareholders or until their successors are elected and qualified. Our officers are appointed by our board of directors and hold office until their earlier death, retirement, resignation or removal.

Our directors and executive officers, their ages and positions held are as follows:


     NAME                AGE      POSITION WITH THE COMPANY

     Xianping Wang        49      President, Chief Executive
                                  Officer/Secretary/Treasurer/Chief Financial
                                  Officer and a Director

BUSINESS EXPERIENCE

The following is a brief account of the education and business experience of each director, executive officer and key employee during at least the past five years, indicating each person's principal occupation during the period, and the name and principal business of the organization by which he or she was employed, and including other directorships held in reporting companies.

XIANPING WANG. Mr. Wang has been one of our directors since August 5, 2004 and has been our President and Chief Executive Officer since September 4, 2004. He has been our Chief Financial Officer since August 7, 2007. In addition, Mr. Wang is the President of Asia-Durable (Beijing) Investments Co., Ltd. from 2002 to 2004, which is a company that has successfully invested in construction and development projects as well as biotechnology research. From 1997 to 2002, Mr. Wang was the President of Beijing New Fortune Investment Co., Ltd., which is a company that has invested in real estate and other profitable projects such as Chongqing Wanli Storage Battery Co., Ltd. and Shenzhen Technology Co., Ltd. Mr. Wang helped Chongqing Wanli Storage Battery Co., Ltd. and Shenzhen Technology Co., Ltd. to become publicly listed companies on Chinese stock markets in Shanghai and Shenzhen. Mr. Wang received an Engineering Bachelor Degree from Navy Engineering Institute in 1978 and an Economics Master Degree from Tsinghua University in 1990.

FAMILY RELATIONSHIPS

There are no family relationships among our directors or officers.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

During the past five years, none of our directors, executive officers or persons that may be deemed promoters is or have been involved in any legal proceeding concerning: (i) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction permanently or temporarily enjoining, barring, suspending or otherwise limiting involvement in any type of business, securities or banking activity; or (iv) being found by a court, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law (and the judgment has not been reversed, suspended or vacated).

COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE

As of the date of this Proxy Statement, we do not have any members on our audit committee. We have not appointed additional members to the Board of Directors and, therefore, the respective role of an audit committee has been conducted by our Board of Directors. When new members are to be appointed to the audit committee, the audit committee's primary function will be to provide advice with respect to our financial matters and to assist our board of directors in fulfilling its oversight responsibilities regarding finance, accounting, and legal compliance. The audit committee's primary duties and responsibilities will be to: (i) serve as an independent and objective party to monitor our financial reporting process and internal control system; (ii) review and appraise the audit efforts of our independent accountants; (iii) evaluate our quarterly financial performance as well as our compliance with laws and regulations; (iv) oversee management's establishment and enforcement of financial policies and business practices; and (v) provide an open avenue of communication among the independent accountants, management and the board of directors.

Our Board of Directors has considered whether the provision of such non-audit services would be compatible with maintaining the principal independent accountant's independence. Our Board of Directors considered whether our principal independent accountant was independent, and concluded that the auditor for the fiscal year ended June 30, 2009 was independent. CODE OF ETHICS

We have adopted a corporate code of ethics. We believe our code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code.

DISCLOSURE COMMITTEE AND CHARTER

We have a disclosure committee and disclosure committee charter. Our disclosure committee is comprised of our officers and directors. The purpose of the committee is to provide assistance to the Chief Executive Officer and the Chief Financial Officer in fulfilling their responsibilities regarding the identification and disclosure of material information about us and the accuracy, completeness and timeliness of our financial reports.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires our directors and officers, and the persons who beneficially own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to us pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely on the reports received by us and on the representations of the reporting persons, we believe that these persons have complied with all applicable filing requirements during the fiscal year ended June 30, 2009.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid to our Chief Executive Officer and those executive officers that earned in excess of $100,000 during fiscal years ended December 31, 2008 and 2007 and 2006 (collectively, the "Named Executive Officers"):



                           SUMMARY COMPENSATION TABLE


                                                                    LONG TERM COMPENSATION

                                  ANNUAL COMPENSATION               AWARDS                         PAYOUTS

(A)                       (B)        (C)     (D)         (E)              (F)            (G)         (H)           (I)

                                                                                      SECURITIES
                                                     OTHER ANNUAL      RESTRICTED     UNDERLYING     LTIP        ALL OTHER
NAME AND PRINCIPAL                 SALARY   BONUS    COMPENSATION    STOCK AWARD(S)  OPTIONS/SARS  PAYOUTS      COMPENSATION
POSITION                  YEAR      ($)      ($)            ($)            ($)            (#)        ($)             ($)
Xianping Wang (1)         2009    120,000     0              0\             0              0          0               0
President, CEO and        2008    120,000     0              0              0              0          0               0
Director                  2007    120,000     0              0              0              0          0               0


Clement Wu (3)
CFO, Secretary, Treasurer 2008      -0-       0              0              0              0          0               0
and Director              2007    45,231      0              0              0        150,000          0               0

Peter Shandro (5)
VP Business Strategy and  2008      -0-       0              0              0              0          0               0
Director                  2007    71,121      0              0              0              0          0               0


(1) Mr. Xianping Wang was appointed as a director on August 5, 2004 and as our President and Chief Executive Officer on September 4, 2004.
(2) Mr. Xianping Wang was to receive $10,000 per month starting Feb. 2005. However, this amount has been accrued by Mr. Wang. Therefore, for the fiscal years ended June 30, 2009, 2008 and 2007, we have outstanding obligations of $120,000 owing to Mr. Wang for each year.
(3) Mr. Clement Wu was appointed a director and our Chief Financial Officer on January 1, 2006 and as our Secretary and Treasurer on May 19, 2006. Mr. Wu resigned as a director and as our Chief Financial Officer on August 6, 2007.
(4) Mr. Clement received $5,938 per month starting on January 1, 2006 and received a total of $45,231as compensation for the fiscal year ended June 30, 2007.
(5) Mr. Peter Shandro was appointed a director on September 3, 2004 and as our Vice-President for Business Strategy on April 1, 2006. Mr. Shandro resigned from both positions on August 1, 2007.
(6) Mr. Peter Shandro received a total of $71,121 as compensation for the fiscal year ended June 30, 2007.

No long term incentive plan awards were made to any executive officer during the fiscal years ended June 30, 2009 and June 30, 2008.

Our officers and directors may be reimbursed for any out-of-pocket expenses incurred by them on our behalf. As of the date of this Annual Report, none of our officers or directors are a party to employment agreements with us. We presently have no pension, health, annuity, insurance, profit sharing or similar benefit plans.

There were no formal arrangements under which our directors were compensated by us during the most recently completed fiscal year for their services solely as directors.

STOCK OPTIONS/SAW GRANTS IN FISCAL YEAR ENDED DECEMBER 31, 2008

The following table sets forth information as at June 30, 2009 relating to options that have been granted to the Named Executive Officers during fiscal year ended June 30, 2009:


                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

                                  OPTION AWARDS                                                        STOCK AWARDS
                                                                                                                     Equity
                                                                                                       Equity        Incentive
                                                                                                       Incentive     Plan Awards:
                                                                                             Market    Plan Awards:  Market or
                                             Equity                                          Value of  Number of     Payout Value
                  Number of    Number of     Incentive Plan                       Number of  Shares    Unearned      of Unearned
                  Securities   Securities    Awards: Number                       Shares or  or Units  Shares, Units Shares, Units
                  Underlying   Underlying    of Securities                        Units of   of Stock  or Other      or Other
                  Unexercised  Unexercised   Underlying       Option              Stock That That      Rights That   Rights That
                  Options      Options       Unexercised      Exercise Option     Have Not   Have Not  Have Not      Have Not
                  Exercisable  Unexercisable Unearned Options Price    Expiration Vested     Vested    Vested        Vested
Name                  (#)          (#)           (#)            ($)    Date         (#)       ($)        (#)           (#)
Xianping Wang,
Chief Executive
Officer/President     -0-           -0-           -0-            --       --         --        --          -0-            -0-

Clement Wu, prior
Chief Financial
Officer/Treasurer     -0-           -0-           -0-            --       --         --         --          -0-            -0-



The following table sets forth information relating to compensation paid to our directors during fiscal year ended June 30, 2009:


                           DIRECTOR COMPENSATION TABLE

                                                                               Change in
                                                                               Pension
                                                                               Value and
                      Fees                                  Non-Equity         Nonqualified
                      Earned or                             Incentive          Deferred                All
                      Paid in       Stock       Option      Plan               Compensation           Other
                      Cash          Awards      Awards      Compensation       Earnings            Compensation       Total
Name                    ($)          ($)          ($)             ($)              ($)                  ($)             ($)
Xianping Wang            -0-          -0-         -0-           -0-                -0-                 -0-              -0-



SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

As of the date of this Proxy Statement, the following table sets forth certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated. As of the date of this Proxy Statement, there are 499,911,400 shares of common stock issued and outstanding.

                               AMOUNT AND
NAME OF BENEFICIAL              NATURE OF                                                          PERCENT
OWNER                           BENEFICIAL OWNER        POSITION                                  OF CLASS
Xianping Wang                   2,500,000(1)            President, Chief Executive Officer          Nil
B-26F Oriental Kenzo, No. 48                            /Chief Financial Officer and a director
Dongzhimenwai, Dongcheng
District, Beijing, China

ALL OFFICERS AND DIRECTORS AS   2,500,000 (1)                                                       Nil
A GROUP (1 PERSON)


(1) These are restricted shares of common stock. Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:
(i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding as of the date of this Proxy Statement. As of the date of this Proxy Statement, there are 490,311,400 shares issued and outstanding.

CHANGES IN CONTROL

We are unaware of any contract, or other arrangement or provision, the operation of which may at a subsequent date result in a change of control of our company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

None of our directors, officers or principal stockholders, nor any associate or affiliate of the foregoing, have any interest, direct or indirect, in any transaction to the date of this Proxy Statement, or in any proposed transactions, which has materially affected or will materially affect us.
It is possible, however, that debts owed to Mr. Wang, our President/Chief Executive Officer and sole director, could be demanded and cause us serious harm if we are unable to pay and must settle in some manner. The aggregate amount owed to Mr. Wang up to June 30, 2009 is $5,945,061 (not including his salary of $120,000 in 2009 and 2008 which remains accrued and unpaid). The shareholders loan is interest free, but the loan accrues interest at the rate of 6% annually and has been recorded as additional paid in capital. Adjustments, conversions or other action could be taken as to his debt, including the recent conversion of $12,500.00 into 125,000,000 shares of common stock by the Assignee. Moreover, Mr. Wang was to receive $10,000 per month starting Feb. 2005. However, this amount has been accrued and is due and owing to Mr. Wang. Therefore, for fiscal years ended June 30, 2009, June 30, 2008 and June 30, 2007, we have outstanding obligations of $120,000 owing to Mr. Wang.

PRINCIPAL ACCOUNTING FEES AND SERVICES

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for our audit of annual financial statements for fiscal year ended June 30, 2009 and review of our financial statements for quarters ended September 30, 2008, December 31, 2008 and March 31, 2009 or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years was $50,000 to Wong & Co.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for our audit of annual financial statements for fiscal year ended June 30, 2008 and review of our financial statements for quarters ended September 30, 2007, December 31, 2007 and March 31, 2008 or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years was $55,000 to Wong & Co.

AUDIT RELATED FEES

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountants that are reasonably related to the performance of the audit or review of our financial statements and are not reported in the preceding paragraph was $-0- to Wong & Co.

TAX FEES

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $-0- to Wong & Co.

ALL OTHER FEES

The aggregate fees billed in each of the last two fiscal years for the products and services provided by the principal accountant, other than the services reported in paragraphs (1), (2), and (3) was $-0- to Wong & Co.

When existing , our audit committee's pre-approval policies and procedures described in paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X were that the audit committee pre-approve all accounting related activities prior to the performance of any services by any accountant or auditor.

The percentage of hours expended on the principal accountant's engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full time, permanent employees was 0%.

                     MATTERS TO BE ACTED UPON AT THE MEETING

PROPOSAL 1. ELECTION OF DIRECTORS

Our Bylaws provide authorization to the Board of Directors of the Company to fix from time to time by resolution that number of directors of the Company. Directors hold office until their respective successors are elected and qualified or until their earlier death, resignation or removal. The Board of Directors intends to appoint the following nominee for director. It is intended that the proxies solicited hereby will be voted "for" election of the following nominee unless otherwise specified: Xianping Wang. Mr. Wang is currently a member of the Board of Directors. For a description of his background and experience, including his principal occupations during the past five years and the name and principal business in which such occupations were carried on, and the nominating process, please refer to Directors and Executive Officers; Corporate Governance.

PROPOSAL 2. APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE OUR AUTHORIZED CAPITAL FROM 500,000,000 TO 2,000,000,000,000 SHARES OF $0.00001 PAR
VALUE COMMON STOCK.

Our Board of Directors approved an amendment to our Articles of Incorporation to increase our authorized capital from 500,000,000 shares of common stock to 2,000,000,000 shares of common stock. The full text of the Amendment to the Articles of Incorporation is attached to this Proxy Statement as Exhibit A.

REASONS FOR PROPOSAL

Our Board of Directors believes that the amendment is in the best interests of our stockholders and us. We believe that the increase is necessary so that we will have a sufficient number of authorized shares to meet our obligations to issue additional shares and for future contingencies. The increase in authorized capital may also be necessary in order to have sufficient shares to issue upon conversion of notes, exercise of warrants and options.

As of the date of this Proxy Statement, we do not have any specific plans to issue common stock other than to issue common stock in accordance with private placement offerings for financing purposes and upon the conversion of notes and the exercise of warrants as discussed below.

FORBEARANCE AND SETTLEMENT AGREEMENT

Effective December 29, 2006, we entered into a forbearance and settlement (the "Forbearance and Settlement Agreement") with Cornell Capital Partners, L.P. ("Cornell") and Highgate House Funds, Ltd. ("Highgate"). In accordance with the terms and provisions of the Forbearance and Settlement Agreement, we agreed to make certain payments to Cornell and Highgate with respect to the securities purchase agreement dated November 23, 2005, as amended on March 23, 2006 (the "Securities Purchase Agreement") previously entered into with Cornell and Highgate, and the two convertible debentures in the amounts of $1,250,000 to Highgate dated November 23, 2005 and $2,000,000 to Cornell dated March 23, 2006 (collectively, the "Convertible Debentures") in accordance with the terms and conditions set forth in the Forbearance and Settlement Agreement.

In further accordance with the Forbearance and Settlement Agreement, we agreed to use the proceeds from the disposal of Beijing Boheng to repay the principal and interest due to Cornell and Highgate under the Convertible Debentures in exchange for the agreement of Cornell and Highgate to: (i) waive on a one-time basis only any accrued liquidated damages owing to Cornell and Highgate; (ii) no application of the redemption premium on the scheduled repayments; (iii) conversion of the Convertible Debentures in an amount equal to at least the amount of a scheduled repayment subject to certain conditions; (iv) no additional liquidated damages accruing during the term of the Forbearance and Settlement Agreement; (v) permitting us to withdraw the registration statement filed on March 28, 2006 with the Securities and Exchange Commission in connection with the Convertible Debentures; (vi) during the term of the Forbearance and Settlement Agreement, waiving the requirement for us to receive written consent of Cornell and Highgate for any organizational change (as defined in the Securities Purchase Agreement) to be directly or indirectly consummated by us, and that we will not effectuate any stock splits for at least nine months without the consent of Cornell and Highgate; and (vii) terminating the provisions for security shares as set forth in Section 9 of the Securities Purchase Agreement and in Section 2 of the transfer agent instructions upon receipt by Cornell and Highgate of the first scheduled repayment amount.

The payment plan under the Forbearance and Settlement Agreement is as follows:

                                                            CONVERSION OF
     PAYMENT DATE               CASH PAYMENT                   DEBENTURE
     March 10, 2007            $          250,000                     250,000
     June 30, 2007                        375,000                     375,000
     October 31, 2007                     375,000                     375,000
     January 31, 2008                     250,000                     250,000
     July 31, 2008                        625,000                     625,000
                               ___________________      ______________________
                               $        1,875,000                   1,875,000
                               ===================      ======================

As of June 30, 2007, we paid $250,000 for the payment due March 10, 2007 and issued 100,000 shares and 125,000 shares of our common stock on March 1, 2007 and April 18, 2007, respectively, pursuant to exercise rights. In addition, Highgate shall exercise its rights to purchase warrant shares pursuant to the Warrant issued to it under the Securities Purchase Agreement on a cashless basis. During fiscal years ended June 30, 2009 and June 30, 2008, Cornell and Highgate converted an aggregate of 266,655,668 and 44,016,843 shares, respectively, against the outstanding amount at a total conversion price of $144,532 and $152,200, respectively.

INTEREST OF MANAGEMENT IN THE AMENDMENT TO THE ARTICLES OF INCORPORATION

Other than as described herein regarding the debt due and owing to Mr. Wang, management does not have any other direct or indirect material interest in the proposed Amendment to the Articles of Incorporation.

PROPOSED CHANGES IN AUTHORIZED CAPITAL

Under the Amendment to the Articles of Incorporation, our authorized capital stock will be 2,000,000,000 shares of common stock, with a par value of $0.0001. Our authorized capital currently consists of 500,000,000 shares of common stock.

Shares of common stock may be issued from time to time as the Board of Directors may determine. Holders of common stock will be entitled to receive such dividends as may be declared by the Board of Directors out of funds legally available therefor after any applicable requirements with respect to preferential dividends have been met. In the event of liquidation, holders of common stock will be entitled to a proportionate share in any distribution of our assets after the payment of liabilities and after distribution in full of preferential amounts, if any. Holders of common stock will not have preemptive rights. Each share of common stock will be entitled to one vote, and cumulative voting will not be permitted in the election of directors.

A quorum for the transaction of business at any meeting of the stockholders will be a majority of the shares entitled to vote. The affirmative vote of the holders of at least a majority of the shares voted at a meeting of the stockholders at which a quorum is present will constitute stockholder approval of matters to be acted upon by the stockholders. However, in the case of a sale or other transfer of substantially all our assets, liquidation, merger, consolidation, reorganization, or similar type of extraordinary corporate transaction with a beneficial owner of 10% or more of such shares, the affirmative vote of two-thirds of the shares entitled to vote thereon will constitute approval unless such transaction is with an affiliate or subsidiary, or the transaction is approved by the affirmative vote of a majority of our continuing directors. Continuing directors will be those directors who were our directors prior to the beneficial owner of 10% or more becoming a beneficial owner or affiliate, or who are designated continuing directors prior to or at their first election as directors.

Stockholders may act by written consent of a majority of the shares entitled to vote, subject to any greater voting requirements as set forth above.

OTHER MATTERS

Our Board of Directors knows of no other matters to be acted upon at the meeting. However, if other matters should come before the Special Meeting, it is the intention of the proxies to vote each proxy in their discretion on such matters.

                                  ANNUAL REPORT

Our annual report filed with the Securities and Exchange Commission on Form 10-K for the year ended June 30, 2009, which includes audited financial statements and financial statement schedules, is included in the proxy and deemed to be a part of the proxy soliciting material. All of our reports filed pursuant to the Securities Exchange Act of 1934 together with the exhibits thereto are available without charge on the database of the Securities and Exchange Commission at www.sec.gov/edgar.

               STOCKHOLDER PROPOSALS FOR THE NEXT SPECIAL MEETING

Under Rule 14a-8 of the Securities and Exchange Commission, proposals by stockholders intended for inclusion in our Proxy Statement at our next Special Meeting must be received by January 29, 2010 in order to be considered for inclusion in our proxy materials. Proposals must be addressed to President, Xinhua China Ltd., B-26F, Oriental Kenzo Dongcheng District, Beijing, People's Republic of China 100027. Under Rule 14a-4 of the Securities and Exchange Commission, for all other proposals by stockholders to be timely, a stockholder's notice must be delivered to, or mailed and received at, our principal executive offices not later than February 1, 2010. If a stockholder fails to so notify us of any such proposal prior to such date, management will be allowed to use their discretionary voting authority with respect to proxies held by management if the proposal is raised at the Special Meeting, without any discussion of the matter in our Proxy Statement.


________________________________________________________________________________

                                    EXHIBIT A

                                  AMENDMENT TO
                            ARTICLES OF INCORPORATION
                                       OF
                                XINHUA CHINA LTD.

Pursuant to the provisions of the Nevada Revised Statutes, as amended, the undersigned corporation enacts the following Amendment to the Articles of
Incorporation:

1. The name of the corporation is:

                  XINHUA CHINA LTD.

2. The following amendment to the Articles of Incorporation was approved by the directors on the 28th day of December, 2009.

o Article Fourth of the Articles of Incorporation shall be deleted in its entirety and Article Fouth shall be as follows:

                  "The aggregate number of share of all classes of shares which the Corporation shall have authority to issue is 2,000,000,000 shares of common stock, $0.00001 par value."

3. The number of shares outstanding at the time of the adoption of the amendment was 499,911,400 shares of common stock. The total number of shares voting in favor of such amendment was _______.

4. The effective date of this Amendment to the Articles of Incorporation shall be upon filing.


________________________________________________________________________________

                                XINHUA CHINA LTD.
                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Xinhua China Ltd. (the "Company") hereby constitutes and appoints Xianping Wang with power of substitution, as proxy (the "Proxy") to represent the undersigned at the Special Meeting of stockholders of the Company to be held at 2:00 p.m., on Wednesday, February 3, 2010 at the Company's offices, B-26F, Oriental Kenzo Dongcheng District, Beijing, People's Republic of China 100027 and at any adjournment(s) thereof (the "Meeting"), and to vote the number of shares the undersigned would be entitled to vote if present in person as specified on the following matters and otherwise in their discretion.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEE AND
                     FOR THE APPROVAL OF PROPOSALS 1 AND 2.

1. To elect a director to the Company's Board of Directors as follows:

[ ] FOR the nominee listed below, except "WITHHOLD AUTHORITY" as to

Xianping Wang

Note: To withhold authority to vote for a nominee, strike out the nominee's name. If you do not strike out the name your proxy will be voted "for" each nominee above.

2. To approve the Amendment to the Articles of Incorporation to increase our authorized common stock to 2,000,000,000 shares of common stock, par value $0.00001.

[ ] FOR approval         [ ] AGAINST approval         [ ] ABSTAIN

      THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. YOU MAY REVOKE THE PROXY BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY
      ISSUING A LATER PROXY, OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

Please mark, date, sign and return this proxy as soon as possible in the enclosed envelope. For a corporation, limited liability company, partnership, attorney-in-fact, executor, administrator, trustee, guardian and the like, please indicate the capacity in which you are authorized to vote on behalf of the other person or entity, as the case may be. For joint tenants, both should please sign.

Please sign below

X
____________________________________________________

Please indicate signature capacity below -Or- Other joint tenant please sign below

X
____________________________________________________


Please date: __________________

[ ] PLEASE CHECK IF YOU PLAN TO ATTEND THE MEETING.


________________________________________________________________________________